EXHIBIT 10(ii)

                       Consent of Jones & Blouch L.L.P..

Jones & Blouch L.L.P.
1025 Thomas Jefferson Street, N.W.
Washington, D.C. 20007
(202) 223-3500

April 10, 1997

Great Northern Insured Annuity Corporation
Two Union Square, P.O. Box 490
Seattle, WA 98111-0490

Dear Sirs:

         We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the registration statement on Form N-4, File No. 33-86410, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


Very truly yours,

/s/ Jones & Blouch L.L.P.
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Jones & Blouch L.L.P.